UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K filed October 20, 2009)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 3, 2009 (October 14, 2009)

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

This Amendment No. 1 on Form 8-K/A to the Petrohawk Energy Corporation Form 8-K originally filed with the U.S. Securities and Exchange Commission on October 20, 2009, has been filed for the purpose of re-filing Exhibit 10.1 to include a previously omitted schedule. Except for the revised exhibit, there are no other changes to the original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Fourth Amended and Restated Senior Revolving Credit Agreement dated October 14, 2009, among Petrohawk Energy Corporation, each of the Lenders from time to time party thereto, BNP Paribas, as administrative agent for the Lenders, Bank of America, N.A. and Bank of Montreal, as co-syndication agents for the Lenders, and JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as co-documentation agents for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By:	/s/ C. Byron Charboneau
Vice President, Chief Accounting Officer and Controller

Date: December 3, 2009

EXHIBIT INDEX

10.1	Fourth Amended and Restated Senior Revolving Credit Agreement dated October 14, 2009, among Petrohawk Energy Corporation, each of the Lenders from time to time party thereto, BNP Paribas, as administrative agent for the Lenders, Bank of America, N.A. and Bank of Montreal, as co-syndication agents for the Lenders, and JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as co-documentation agents for the Lenders.